                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 4, 2003


                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

         New York                      1-9493                 13-5670050
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)                File Number)          Identification No.)

         105 Corporate Park Drive
          White Plains, New York                            10604
    (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 99.1 -- Paxar  Corporation  Press Release, issued
     September 4, 2003.

Item 9. Regulation FD Disclosure.

      On September 4, 2003, Paxar Corporation issued a press release announcing its acquisition of the business and assets of Alkahn Labels, Inc. A copy of Paxar's press release is attached to this report as Exhibit 99.1 and incorporated by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAXAR CORPORATION
                                      (Registrant)


Date: September 4, 2003             By:    /s/ Robert S. Stone
                                         ---------------------------------
                                           Robert S. Stone, Esq.
                                           Vice President, General Counsel
                                           and Secretary




                                       2